UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2004

ACCREDO HEALTH, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-25769	62-1642871

(Commission File Number)	(IRS Employer Identification No.)

1640 Century Center Pkway, Suite 101, Memphis, Tennessee	38134

(Address of Principal Executive Offices)	(Zip Code)

(901) 385-3688

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 EMPLOYMENT AGREEMENT / STEVENS
EX-99.2 EMPLOYMENT AGREEMENT / KIMBROUGH
EX-99.3 EMPLOYMENT AGREEMENT / CALLAHAN
EX-99.4 EMPLOYMENT AGREEMENT / BELL
EX-99.5 EMPLOYMENT AGREEMENT / BIEHNER
EX-99.6 EMPLOYMENT AGREEMENT / FITZPATRICK
EX-99.7 EMPLOYMENT AGREEMENT / PETERS
EX-99.8 NATIONAL RESTRICTIVE COVENANT
EX-99.9 PROPRIETARY RIGHTS AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.

     Accredo Health, Incorporated (the “Company”) entered into an Amended and Restated Employment Agreement (an Employment Agreement in the case of Mr. Peters), dated October 13, 2004, with each of the following executive officers (the “Executive Officers”):

•	David D. Stevens, Chairman and Chief Executive Officer of the Company;

•	Joel R. Kimbrough, Senior Vice President and Chief Financial Officer of the Company;

•	Kyle J. Callahan, Senior Vice President of the Company and President of Hemophilia Health Services, Inc., a subsidiary of the Company;

•	Thomas W. Bell, Jr., Senior Vice President and General Counsel of the Company;

•	Barbara Biehner, Senior Vice President, Corporate Ventures and Services of the Company;

•	Steve Fitzpatrick, Senior Vice President of the Company and President of Accredo Health Group, Inc., a subsidiary of the Company; and

•	Jon B. Peters, Senior Vice President, Technology and Reimbursement of the Company.

     The initial term of the Employment Agreements with each of Messrs. Stevens, Kimbrough, Callahan and Bell expires on August 31, 2007, and the initial term of the Employment Agreements with Ms. Biehner and Messrs. Fitzpatrick and Peters expires on August 31, 2006. Each Employment Agreement is subject to automatic one-year renewals on September 1 of each year after the expiration of the initial term, unless the Company or the Executive Officer gives prior written notice that the then-current employment term shall not be extended. The Employment Agreements entitle the Executive Officers to an annual base salary. Each Employment Agreement also provides for payment of an annual bonus of up to 75% of the base salary for that year with respect to Messrs. Kimbrough, Callahan, Bell, Fitzpatrick and Peters and Ms. Biehner and up to 100% of Mr. Stevens’ base salary for that year. The amount of any bonus compensation is based on the extent to which the Company achieves certain performance goals based upon targets established by the Compensation Committee of the Board of Directors. Each Employment Agreement also entitles the Executive Officer to all benefits provided by the Company for its senior executive employees. In addition, the Company has agreed to maintain $500,000 in term life insurance for each of Messrs. Stevens, Kimbrough, Bell, Peters and Fitzpatrick and Ms. Biehner payable to their respective named beneficiaries.

     Each Employment Agreement provides that to the maximum extent permitted by applicable law and the charter and by-laws of the Company, the Company shall indemnify the Executive Officer and hold him or her harmless for any acts or decisions made by him or her in good faith while performing services for the Company or any of its subsidiaries or affiliates. The Company will, to the extent provided by its charter and by-laws and applicable law, advance or pay all expenses, including attorney’s fees, actually and necessarily incurred by the Executive Officer in connection with the defense of any action, suit or proceeding arising out of his or her service for the Company.

     The Company may terminate the Employment Agreements at any time. Each Employment Agreement provides that in the event the Company terminates the Executive Officer’s employment without “cause” (as defined therein) and other than by reason of his or her death or disability, or in the event the Executive Officer terminates his or her employment for “good reason” (as defined therein), or in the event the Executive Officer resigns his employment with the Company within thirty (30) days following a change in control (as defined therein), the Executive Officer shall continue to (1) receive his or her salary as a severance for a period of twenty-four (24) months and (2) to the extent permitted, participate in the Company’s benefit plans until the earlier of (a) the second anniversary of such termination or resignation or (b) the date the Executive Officer becomes covered by a plan that provides coverage or benefits at least equal to the Company’s plans.

     A copy of the Employment Agreements with each of Messrs. Stevens, Kimbrough, Callahan, Bell, Fitzpatrick and Peters and Ms. Biehner are filed as Exhibits 99.1 through 99.7 to this Current Report on Form 8-K and are incorporated herein by reference.

     In addition, each of the Executive Officers entered into a National Restrictive Covenant and Confidentiality Agreement with the Company, dated October 13, 2004, prohibiting the Executive Officer’s disclosure and use of confidential information and restricting for twenty-four (24) months following termination of employment, the Executive Officer’s solicitation of certain employees, suppliers and patients of the Company and its subsidiaries and competition with the Company and its subsidiaries. A form of the National Restrictive Covenant and Confidentiality Agreement is attached as Exhibit 99.8 to this Current Report on Form 8-K and is incorporated herein by reference.

     Each of the Executive Officers also entered into a Proprietary Rights Agreement with the Company and certain of its subsidiaries, dated October 13, 2004, pursuant to which the Executive Officer assigned to the Company all right, title and interest in and to all intellectual property relating to the Company’s business which the Executive Officer conceives, develops or acquires during the period of his or her employment with the Company. A copy of the form of Proprietary Rights Agreement is attached as Exhibit 99.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and David D. Stevens.

99.2	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Joel R. Kimbrough.

99.3	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Kyle J. Callahn.

99.4	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Thomas W. Bell, Jr.

99.5	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Barbara Biehner.

99.6	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Steve Fitzpatrick.

99.7	Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Jon B. Peters.

99.8	Form of National Restrictive Covenant and Confidentiality Agreement by and between Accredo Health, Incorporated and the Employee.

99.9	Form of Proprietary Rights Agreement by and between the Employee and Accredo Health, Incorporated, Nova Factor, Inc., Hemophilia Health Services, Inc., Accredo Health Group, Inc., Pharmacare Resources, Inc., Hemophilia Resources of America, Inc., Home Healthcare Resources, Inc., Home Healthcare Resources, Limited and BioPartners In Care, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredo Health, Incorporated
By:	/s/ Thomas W. Bell, Jr.
Thomas W. Bell, Jr.
Senior Vice President and General Counsel

Dated: October 18, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and David D. Stevens.

99.2	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Joel R. Kimbrough.

99.3	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Kyle J. Callahn.

99.4	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Thomas W. Bell, Jr.

99.5	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Barbara Biehner.

99.6	Amended and Restated Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Steve Fitzpatrick.

99.7	Employment Agreement, dated October 13, 2004, by and between Accredo Health, Incorporated and Jon B. Peters.

99.8	Form of National Restrictive Covenant and Confidentiality Agreement by and between Accredo Health, Incorporated and the Employee.

99.9	Form of Proprietary Rights Agreement by and between the Employee and Accredo Health, Incorporated, Nova Factor, Inc., Hemophilia Health Services, Inc., Accredo Health Group, Inc., Pharmacare Resources, Inc., Hemophilia Resources of America, Inc., Home Healthcare Resources, Inc., Home Healthcare Resources, Limited and BioPartners In Care, Inc.